                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                                   ----------


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 8, 1997



                       TRINET CORPORATE REALTY TRUST, INC.
             (Exact name of Registrant as specified in its charter)



                                    Maryland
                            (State of Incorporation)


             1-11918                                            94-3175659
    (Commission File Number)                           (IRS Employer ID Number)





    Four Embarcadero Center, Suite 3150
               San Francisco, CA                                        94111
  (Address of principal executive offices)                          (Zip Code)




                                 (415) 391-4300
              (Registrant's telephone number, including area code)

Item 5.  Other Events

Property Acquisitions. From August 8, 1997 through September 30, 1997, TriNet Corporate Realty Trust, Inc. (the "Company") acquired six properties (the "Acquired Properties") for an aggregate purchase price of approximately $67.5 million, plus aggregate acquisition costs of approximately $0.5 million. As of September 30, 1997, the Company's portfolio consisted of 103 properties. The Acquired Properties are described below. Neither the Company, any subsidiary of the Company, nor any director or officer of the Company was affiliated with or had a material relationship with the seller of any property described below.

        Gateway Lakes II. On August 8, 1997, TriNet Essential Facilities III, Inc. ("TriNet III"), a wholly-owned subsidiary of the Company, purchased two industrial buildings comprising 179,000 square feet located in St. Petersburg, Florida (the "Gateway Lakes II Properties") from Union Central Life Insurance Company, an Ohio corporation, for a purchase price of approximately $7.4 million. TriNet III acquired a fee title interest in the Gateway Lakes II Properties. The purchase price for the Gateway Lakes II Properties was funded by a $2.5 million draw on the Company's $200.0 million unsecured revolving credit facility (the "Acquisition Facility") with a group of 11 banks for which Morgan Guaranty Trust Company of New York is the lead agent and The First National Bank of Boston is the managing co-agent, with the remainder being funded from working capital. The Gateway Lakes II Properties are 100% leased to the following two tenants: Jabil Circuit, Inc. and M.C. Graphics, Inc., a wholly-owne subsidiary of Sandy Alexander, Inc.

        Edenvale Business Park. On September 12, 1997, TriNet Essential Facilities XXVI, Inc. ("TriNet XXVI"), a wholly-owned subsidiary of the Company, purchased one two-story and one single-story building, together comprising 286,330 square feet located in San Jose, California (the "Edenvale Business Park Property") from South Bay/Edenvale Associates, a California general partnership, for a purchase price of approximately $31.0 million. TriNet XXVI acquired a fee title interest in the Edenvale Business Park Property. The purchase price for the Edenvale Business Park Property was funded by a $22.7 million draw on the Acquisition Facility with the remainder being funded from working capital. The Edenvale Business Park Property is 100% leased to the following two tenants: Western Digital Corporation and Xerox Corporation.

        Electronic Data Systems Corporation. On September 18, 1997, TriNet Corporate Partners II, L.P. ("TCPII"), a wholly-owned subsidiary of the Company, acquired a build-to-suit industrial property comprising 261,700 square feet located in Allen, Texas (the "Electronic Data Systems Corporation Property") from KREG-SW, L.P., a California limited partnership, for a purchase price of approximately $11.3 million. TCPII acquired a fee title interest in the Electronic Data Systems Corporation Property. The purchase price was funded entirely by a draw on the Acquisition Facility. The Electronic Data Systems Corporation Property is 100% leased to Electronic Data Systems Corporation.

        CSC Administration Center. On September 29, 1997, TriNet Essential Facilities XXIV, Inc. ("TriNet XXIV"), a wholly-owned subsidiary of the Company, acquired an office property comprised of 120,000 square feet located in Lanham, Maryland (the "CSC Administration Center Property") from TSC/Green Glen IV Associates Limited Partnership, a Maryland limited partnership, for a purchase price of approximately $12.8 million. TriNet XXIV acquired a fee title interest in the CSC Administration Center Property. The purchase price was funded by a $12.2 million draw on the Acquisition Facility, with the remainder being funded from working capital. The CSC Administration Center Property is 100% leased to Computer Sciences Corporation.

        Warner Crossing. On September 30, 1997, TriNet Essential Facilities XXVII, Inc. ("TriNet XXVII"), a wholly-owned subsidiary of the Company, acquired an office property comprised of 51,049 square feet located in a five property office complex in Tempe, Arizona (the "Warner Crossing Property") from KREG-SW, L.P., a California limited partnership, for a purchase price of approximately $5.0 million. In June 1997, TriNet XXVII previously acquired the four other office properties in this office complex. TriNet XXVII acquired a fee title interest in the Warner Crossing Property. The purchase price was funded by a $4.0 million draw on the Acquisition Facility, with the remainder being funded from working capital. The Warner Crossing Property is 100% leased to Wells Fargo Bank, N.A.

Item 7.  Financial Statements and Exhibits

Financial Statements
        Pro Forma Financial Statements

               The pro forma financial statements of the Company reflecting the above transactions are included on pages F-2 to F-6.

        Historical Financial Statements

                The Historical Summary of Gross Income for the Gateway Lakes II Properties is included on pages F-7 to F-9. The Historical Summary of Gross Income for the Edenvale Business Park Property is included on pages F-10 to F-12. The Historical Summary of Gross Income for the Electronic Data Systems Corporation Property is not included since Electronic Data Systems did not occupy the building until construction was completed in September 1997. The Historical Summary of Gross Income for the CSC Administration Center Property is included on pages F-13 to F-15. The Historical Summary of Gross Income for the Warner Crossing Property is not included since the Wells Fargo Bank, N.A. lease did not commence until August 1997.

        Exhibits
               23.1 Consent of Independent Accountants

                                                                            Page
Pro Forma Financial Statements:

        Unaudited pro forma consolidated balance sheet                       F-2
           as of June 30, 1997
        Unaudited pro forma consolidated statement of operations             F-3
           for the six months ended June 30, 1997
        Unaudited pro forma consolidated statement of operations             F-4
           for the year ended December 31, 1996
        Notes to the pro forma financial statements                          F-5

Historical Summary of Gross Income for the Gateway Lakes II Properties:

        Report of independent accountants                                    F-7
        Historical summary of gross income for the year ended
           December 31, 1996                                                 F-8
        Note to historical summary of gross income                           F-9

Historical Summary of Gross Income for the Edenvale Business Park Property:

        Report of independent accountants                                    F-10
        Historical summary of gross income for the year ended
           December 31, 1996                                                 F-11
        Note to historical summary of gross income                           F-12

Historical Summary of Gross Income for the CSC Administration Center Property:

        Report of independent accountants                                     F-13
        Historical summary of gross income for the year ended
           December 31, 1996                                                  F-14
        Note to historical summary of gross income                            F-15

                       TRINET CORPORATE REALTY TRUST, INC.
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                                  JUNE 30, 1997
                                   (UNAUDITED)
                             (DOLLARS IN THOUSANDS)



                                                                                                Adjustments
                                                                                --------------------------------------------
                                                                                Acquired
                                                                Historical      Properties      Offerings        Pro Forma
                                                                ----------      ----------     ------------     ------------
                                     ASSETS

Real estate, at cost:
       Land                                                     $ 161,988        $ 14,835 A            $ -      $   176,823
       Depreciable property                                       794,999          53,162 A              -          848,161
                                                                ---------       ---------      -----------      -----------

                                                                  956,987          67,997                -        1,024,984
       Less accumulated depreciation                              (43,307)              -                -          (43,307)
                                                                ---------       ---------      -----------      -----------

                                                                  913,680          67,997                -          981,677
       Investment in joint venture                                  6,798               -                -            6,798
                                                                ---------       ---------      -----------      -----------
               Total real estate                                  920,478          67,997                -          988,475
Cash and cash equivalents                                           4,030         (15,272)A         12,299 B          1,057
Restricted cash and investments                                     4,806               -                -            4,806
Deferred rent receivable                                           17,428               -                -           17,428
Interest rate protection agreements and loan costs,
  net                                                              12,715               -            2,492 B         15,207
Other assets, net                                                   3,311               -             (109)B          3,202
                                                                ---------       ---------      -----------      -----------

                                                                $ 962,768       $  52,725      $    14,682      $ 1,030,175
                                                                =========       =========      ===========      ===========


                                 LIABILITIES AND
                              STOCKHOLDERS' EQUITY

Liabilities:
       Debt                                                     $ 359,655        $ 52,725 A       $ (4,794)C    $   407,586
       Dividends payable                                           12,773               -                -           12,773
       Other liabilities                                           28,865               -              227 B         29,092
                                                                ---------       ---------      -----------      -----------

               Total liabilities                                  401,293          52,725           (4,567)         449,451
                                                                ---------       ---------      -----------      -----------

Commitments and contingencies

Stockholders' equity:
       Preferred stock, $.01 par value, 10,000,000 shares
               authorized:
               Series A:  2,000,000 shares issued and
               outstanding at June 30, 1997
               (aggregate liquidation preference $50,000)              20               -                -               20
               Series B: 1,300,000 shares  issued and
               outstanding at June 30, 1997
               (aggregate liquidation preference $32,500)              13               -                -               13
       Common  stock, $.01 par value, 40,000,000 shares
               authorized; issued and outstanding at
               June 30, 1997:
               20,275,338 actual and  20,843,058 pro forma            203               -                6 B            209
       Paid-in-capital                                            594,724               -           19,243 B        613,967
       Accumulated deficit                                        (33,485)              -                -          (33,485)
                                                                ---------       ---------      -----------      -----------

               Total stockholders' equity                         561,475               -           19,249          580,724
                                                                ---------       ---------      -----------      -----------

                                                                $ 962,768       $  52,725      $    14,682      $ 1,030,175
                                                                =========       =========      ===========      ===========



                     The accompanying notes are an integral
                       part of these financial statements

                       TRINET CORPORATE REALTY TRUST, INC.
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 1997
                                   (UNAUDITED)
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                                                  Adjustments
                                                                                   -------------------------------------------
                                                                                   Acquired
                                                                 Historical        Properties        Offerings      Pro Forma
                                                                 -----------       ----------        ---------   --------------
Revenues:
       Rent                                                      $   47,438         $ 3,739 D          $    -   $      51,177
       Joint venture income                                             445               -                 -             445
       Other                                                            546               -                 -             546
                                                                 ----------         -------             -----   -------------

               Total revenue                                         48,429           3,739                 -          52,168
Expenses:
       Property operating costs                                       1,626               -                 -           1,626
       General and administrative                                     3,177               -                 -           3,177
       Interest                                                      11,134           1,750 E             402 G        13,286
       Depreciation and amortization                                  8,698             665 F               -           9,363
                                                                 ----------         -------             -----   -------------

       Income before gain on sale
               of real estate and extraordinary item                 23,794           1,324              (402)         24,716

       Gain on sale of real estate                                      985               -                 -             985
                                                                 ----------         -------             -----   -------------

       Income before extraordinary item                              24,779           1,324              (402)         25,701

       Extraordinary gain from expropriation of land
            by local government                                          98               -                 -              98
                                                                 ----------         -------             -----   -------------

               Net income                                            24,877           1,324              (402)

               Preferred dividend requirement                        (3,839)              -                 -          (3,839)
                                                                 ----------         -------             -----   -------------

               Earnings available to common shares               $   21,038         $ 1,324            $ (402)  $      (3,839)
                                                                 ==========         =======            ======   =============

Per common share:
       Income available before extraordinary item,
         net of preferred dividend requirement                   $     1.14                                     $        1.16
       Extraordinary gain from expropriation of land
            by local government                                        0.01                                              0.01
                                                              =============                                     =============
       Earnings Available                                            $ 1.15                                     $        1.17
                                                              =============                                     =============


Weighted average number of common
  shares outstanding                                             18,244,686                                        18,812,406
                                                              =============                                     =============



                     The accompanying notes are an integral
                       part of these financial statements

                       TRINET CORPORATE REALTY TRUST, INC.
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                                   (UNAUDITED)
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                                                  Adjustments
                                                                                 --------------------------------------------
                                                                                 Acquired
                                                                 Historical      Properties         Offerings       Pro Forma
                                                                 ----------      ----------         ---------       ----------
Revenues:
       Rent                                                      $ 75,252         $ 7,478  D         $    -         $ 82,730
       Joint venture income                                           455               -                 -              455
       Other                                                        1,117               -                 -            1,117
                                                                 --------         -------            ------         --------

               Total revenue                                       76,824           7,478                 -           84,302
Expenses:
       Property operating costs                                     2,867               -                 -            2,867
       General and administrative                                   5,196               -                 -            5,196
       Interest                                                    20,768           3,709  E            339  G        24,816
       Depreciation                                                13,479           1,329  F              -           14,808
       Amortization                                                 2,879               -                52  G         2,931
       Provision for portfolio repositioning                        6,800               -                 -            6,800
                                                                 --------         -------            ------         --------

       Income before gain on sale of real estate and
            extraordinary items                                    24,835           2,440              (391)          26,884

Gain on sale of real estate                                         6,807               -                 -            6,807
                                                                 --------         -------            ------         --------
Income before extraordinary items                                  31,642           2,440              (391)          33,691

Extraordinary gain from
       casualty loss                                                3,178               -                 -            3,178
Extraordinary charge from early
       extinguishment of debt                                      (2,191)              -                 -           (2,191)
                                                                 --------         -------            ------         --------

               Net income                                          32,629           2,440              (391)          34,678

               Preferred dividend requirement                      (3,646)              -                 -           (3,646)
                                                                 --------         -------            ------         --------

               Earnings available to common shares               $ 28,983         $ 2,440            $ (391)        $ 31,032
                                                                 ========         =======            ======         ========

Per common share:
       Income available before extraordinary items,
         net of preferred dividend requirement                   $   2.02                                           $   2.08
       Extraordinary gain                                            0.23                                               0.22
       Extraordinary charge                                         (0.16)                                             (0.15)
                                                                 ========                                           ========
       Earnings available                                        $   2.09                                           $   2.15
                                                                 ========                                           ========


Weighted average number of common
  shares outstanding                                           13,864,116                                         14,431,836
                                                               ==========                                         ==========





                     The accompanying notes are an integral
                       part of these financial statements

                      TRINET CORPORATE REALTY TRUST, INC.
                  NOTES TO THE PRO FORMA FINANCIAL STATEMENTS
                                  (UNAUDITED)



1   Basis of Presentation.

The pro forma financial statements of TriNet Corporate Realty Trust, Inc. (the "Company"), which are unaudited, have been prepared based on the historical financial statements of the Company. On July 9, 1997, the Company completed a $100 million senior unsecured debt offering (the "July Offering") of 7.7% Notes due 2017, with the proceeds used primarily to pay down the Company's $200.0 million revolving acquisition facility (the "Acquisition Facility"). On September 11, 1997, the Company completed an equity offering of 567,720 shares of common stock (the "September Offering") to pay down the Acquisition Facility and fund new acquisitions. The accompanying unaudited pro forma consolidated balance sheet as of June 30, 1997, has been prepared as if the acquisitions between August 8, 1997 and September 30, 1997 of the Gateway Lakes II Properties, the Edenvale Business Park Property, the Electronic Data Systems Corporation Property, the CSC Administration Center Property, and the Warner Crossing Property (collectively, the "Acquired Properties"), as well as the offerings described above (collectively, the "Offerings"), had occurred on June 30, 1997. The unaudited pro forma consolidated statements of operations for the six months ended June 30, 1997 and for the year ended December 31, 1996 have been prepared as if the Offerings and the acquisitions of the Acquired Properties had occurred on January 1, 1996.

In management's opinion, all adjustments necessary to reflect the effects of these transactions have been made. The pro forma financial statements should be read in conjunction with the historical financial statements of the Company. The pro forma financial statements are not necessarily indicative of what the financial condition or results of operations of the Company would have been as of and for the six months ended June 30, 1997 or for the year ended December 31, 1996 had the completion of the Offerings and the acquisitions of the Acquired Properties actually occurred on the dates indicated, nor do they purport to represent the financial condition or results of operations for future periods.


2       Pro Forma Adjustments.


        A.      Reflects the purchase of the Acquired Properties.

        B. Increase in cash reflects $99.6 million of proceeds (net of discount to public) from the July Offering and $20.4 million of proceeds from the September Offering, less $3.3 million in combined underwriting fees and offering expenses. This increase is offset by the use of $104.4 million of the proceeds to pay down the outstanding balance on the Acquisition Facility. At June 30, 1997, approximately $109,000 of costs had been incurred relating to the Offerings. Additional offering costs of $227,000 have been accrued and approximately therefor, $2.5 million of underwriting fees and loan costs related to the July Offering have been capitalized.

        C. Decrease in debt reflects the use of approximately $104.4 million of proceeds from the Offerings to pay down the outstanding balance on the Acquisition Facility, offset by $99.6 million of additional debt (net of discount to public) incurred with the July Offering.

        D.      Additional rental revenue is attributable to the Acquired
                Properties.

                          TRINET CORPORATE REALTY TRUST, INC.
                      NOTES TO THE PRO FORMA FINANCIAL STATEMENTS
                                      (UNAUDITED)




        E. Additional interest expense is calculated to reflect the draw amount of approximately $52.7 million on the Company's Acquisition Facility in connection with the acquisition of the Acquired Properties, computed at the weighted average interest rates in effect under the Acquisition Facility during the year ended December 31, 1996 and the six months ended June 30, 1997.

        F. Additional depreciation expense is calculated to reflect depreciation attributable to the Acquired Properties. Depreciation is computed using the straight-line method of cost recovery over 40 years for building and improvements.

        G. Additional interest expense is attributable to the increase in debt and interest rate from the July Offering offset by the corresponding pay down of the Acquisition Facility from the proceeds as well as the subsequent pay down of the Acquisition Facility due to the September Offering. Interest expense also includes additional amortization from the loan costs related to the July Offering.

                        REPORT OF INDEPENDENT ACCOUNTANTS

Board of Directors
TriNet Corporate Realty Trust, Inc.

We have audited the accompanying Historical Summary of Gross Income (the "Historical Summary") of the Gateway Lakes II Properties, St. Petersburg, Florida (the "Properties") for the year ended December 31, 1996. The Historical Summary is the responsibility of the Properties' owner. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the basis of the accounting used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note A. The Historical Summary is not intended to be a complete presentation of the Properties' gross income and expenses and may not be comparable to results from proposed future operations of the Properties.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income as described in Note A, of the Gateway Lakes II Properties, St. Petersburg, Florida, for the year ended December 31, 1996, in conformity with generally accepted accounting principles.



                                             COOPERS & LYBRAND L.L.P.


San Francisco, California
October 2, 1997

                          GATEWAY LAKES II PROPERTIES
                       HISTORICAL SUMMARY OF GROSS INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1996


Gross Income                                     $     354,167
                                                 =============



                      The accompanying note is an integral
                        part of this historical summary

                           GATEWAY LAKES II PROPERTIES
                   NOTES TO HISTORICAL SUMMARY OF GROSS INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1996



A.      Property and Basis of Accounting

        The accompanying Historical Summary of Gross Income (the "Historical Summary") has been prepared in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission and relates to the operations of the Gateway Lakes II Properties (the "Properties"). The Properties consist of two industrial buildings comprising 179,000 square feet located in St. Petersburg, Florida.

        The Properties are 100% net leased to Jabil Circuit, Inc. and M.C. Graphics, Inc., a wholly-owned subsidiary of Sandy Alexander, Inc. The two leases expire in February 2004 and April 2002, respectively. The lease agreement with Jabil Circuit, Inc. commenced in March 1997 and accordingly, was not reflected in the Historical Summary. The lease agreements provide for the tenants to pay all expenses of the Properties.

        Deducted from gross income is $25,000 resulting from the straight-line adjustment for differences between straight-line rents and contractual rent payments.

                        REPORT OF INDEPENDENT ACCOUNTANTS

Board of Directors
TriNet Corporate Realty Trust, Inc.

We have audited the accompanying Historical Summary of Gross Income (the "Historical Summary") of the Edenvale Business Park Property, San Jose, California (the "Property") for the year ended December 31, 1996. The Historical Summary is the responsibility of the Property's owner. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the basis of the accounting used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note A. The Historical Summary is not intended to be a complete presentation of the Property's gross income and expenses and may not be comparable to results from proposed future operations of the Property.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income as described in Note A, of the Edenvale Business Park Property, San Jose, California, for the year ended December 31, 1996, in conformity with generally accepted accounting principles.



                                                  COOPERS & LYBRAND L.L.P.


San Francisco, California
October 2, 1997

                        EDENVALE BUSINESS PARK PROPERTY
                       HISTORICAL SUMMARY OF GROSS INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1996




Gross Income                                                $2,642,224
                                                            ==========






                      The accompanying note is an integral
                        part of this historical summary

                         EDENVALE BUSINESS PARK PROPERTY
                   NOTE TO HISTORICAL SUMMARY OF GROSS INCOME
            FOR THE PERIOD JANUARY 1, 1996 THROUGH DECEMBER 31, 1996




A.      Property and Basis of Accounting

        The accompanying Historical Summary of Gross Income (the "Historical Summary") has been prepared in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission and relates to the operations of the Edenvale Business Park Property (the "Property"). The Property consists of one two-story building and one single-story building, comprising 286,330 square feet, located in San Jose, California.

        The Property is 100% net leased to the following two tenants: Western Digital Corporation and Xerox Corporation. The two leases expire in July 2006 and September 2003, respectively. Xerox occupied both buildings until May 1996 at which time the company vacated the two-story building and amended its lease agreement to reflect the reduced space. In August 1996, Western Digital leased the two-story building. Accordingly, the Historical Summary includes gross income from the Xerox lease for the year ending December 31, 1996, and the Western Digital lease for the period August 1, 1996 through December 31, 1996. The lease agreements provide for the tenants to pay all expenses of the Property.

        Deducted from gross income is $19,414 resulting from the straight-line adjustment for differences between straight-line rents and contractual rent payments.

                        REPORT OF INDEPENDENT ACCOUNTANTS

Board of Directors
TriNet Corporate Realty Trust, Inc.

We have audited the accompanying Historical Summary of Gross Income (the "Historical Summary") of the CSC Administration Center Property, Lanham, Maryland (the "Property") for the year ended December 31, 1996. The Historical Summary is the responsibility of the Property's owner. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the basis of the accounting used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note A. The Historical Summary is not intended to be a complete presentation of the Property's gross income and expenses and may not be comparable to results from proposed future operations of the Property.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income as described in Note A, of the CSC Administration Center Property, Lanham, Maryland, for the year ended December 31, 1996, in conformity with generally accepted accounting principles.



                                              COOPERS & LYBRAND L.L.P.


San Francisco, California
October 2, 1997

                       CSC ADMINISTRATION CENTER PROPERTY
                       HISTORICAL SUMMARY OF GROSS INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1996




Gross Income                                                    $  1,610,400
                                                                ============



                      The accompanying note is an integral
                        part of this historical summary

                       CSC ADMINISTRATION CENTER PROPERTY
                   NOTE TO HISTORICAL SUMMARY OF GROSS INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1996




A.      Property and Basis of Accounting

        The accompanying Historical Summary of Gross Income has been prepared in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission and relates to the operations of the CSC Administration Center Property (the "Property"). The Property consists of two office buildings comprising 120,000 square feet, located in Lanham, Maryland.

        The Property is 100% net leased to Computer Sciences Corporation. The lease expires in April 2004 and provides for the tenant to pay all operating expenses associated with the Property.

        Included in gross income is $170,000 resulting from the straight-line adjustment for differences between straight-line rents and contractual rent payments.

                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              TRINET CORPORATE REALTY TRUST, INC.





                              By:     /s/A. William Stein
                                     -----------------------------------
                                      A. William Stein
                                      Executive Vice President and
                                      Chief Financial Officer
                                      (Authorized Officer of the Registrant
                                      and Principal Financial Officer)


Dated:  October 3, 1997